ROEBLING SAVINGS BANK
                              ROEBLING, NEW JERSEY

                   DIRECTORS CONSULTATION AND RETIREMENT PLAN


         WHEREAS, Roebling Savings Bank, Roebling, New Jersey (the "Savings Bank") wishes to reward the years of extensive service provided by the current members of the Board of Directors and to continue to attract and to retain the best talent available to serve on its Board of Directors; and

         WHEREAS, it is deemed advisable and in the best interests of the Savings Bank to offer to its members of the Board of Directors additional financial incentives in the form of deferred compensation, to encourage such participation and service to the Savings Bank, as directors, and following retirement as a director to encourage such individuals to continue to serve the Savings Bank as a consulting director for a period of time thereafter; and

         WHEREAS, at its meeting held on March 24, 1997, the Board of Directors of the Savings Bank has authorized and adopted the Roebling Savings Bank Directors Consultation and Retirement Plan (the "Plan"), effective March 24, 1997.

         NOW THEREFORE, BE IT RESOLVED that the Plan shall be implemented effective March 24, 1997 as follows:


                                    ARTICLE I

                                   DEFINITIONS

         The following words and phrases as used herein shall, for the purpose of the Plan and any subsequent amendment thereof, have the following meanings unless a different meaning is plainly required by the content:

         1.1  "Beneficiary"  means the surviving  spouse of the  Participant (if
               -----------
any) as of the date of death of such Participant, or in the alternative, the estate of the Participant. The term Beneficiary shall include the estate of the surviving spouse.

         1.2  "Board"  means the Board of  Directors  of the  Savings  Bank,  as
               -----
constituted from time to time, and successors thereto.

         1.3  "Change  in  Control"  shall  mean:  (i) a change  in the power to
               -------------------
control proxies by any person, other than the Board of Directors of the Savings Bank, to direct more than 25% of the outstanding votes of the Savings Bank; (ii) a change in the control of the election of a majority of the Savings Bank's directors; or (iii) a change in the exercise of a controlling influence over the management or policies of the Savings Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). In the event the Savings Bank converts in the future from mutual-to-stock form, the term "control" shall refer to (i) the ownership, holding, or power to vote more than 25% of the Savings Bank's (or its parent holding company's) outstanding voting stock by any person; (ii) the control of the election of a majority of the Savings Bank's (or its parent holding company's) directors; or (iii) the exercise of a controlling influence over the management or policies of the Savings Bank by any person or by persons acting as a group within the meaning of Section 13(d) of the Exchange Act. Change in Control shall also mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Savings Bank; (ii) the execution of an agreement for a merger or recapitalization of the Savings Bank or any merger or recapitalization whereby the Savings Bank is not the surviving entity; (iii) a change in control of the Savings Bank, as otherwise defined or determined by the applicable state or federal banking regulator having supervisory jurisdiction over the Savings Bank, or regulations promulgated by it; (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Savings Bank by any person, trust, entity or group; (v) an event whereby the Office of Thrift Supervision ("OTS"), the Department, FDIC or any other department, agency or quasi-agency of the federal government cause or bring about, without the consent of the Savings Bank, a change in the corporate structure or organization of the Savings Bank; or (vi) an event whereby the OTS, the Department, FDIC or any other agency or quasi-agency of the federal government cause or bring about, without the consent of the Savings Bank, a taxation or involuntary distribution of retained earnings or proceeds from the sale of securities to depositors, borrowers, any government agency or organization or civic or charitable organization. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of the Savings Bank stock (or its parent holding company's stock), or the purchase of shares of up to twenty-five percent (25%) of any class of securities of the Savings Bank by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding. However, a change in control shall not be deemed to have occurred as a result of a holding company reorganization of the Savings Bank and simultaneous acquisition of more than 50% of the Savings Bank's stock (following the Savings Bank's conversion to stock form) by a parent savings and loan holding company or bank holding company.

         1.4  "Committee"  means the Board or the  administrative  committee  as
               ---------
appointed by the Board pursuant to Section 7.11 herein.

         1.5  "Department" means the New Jersey Department of Banking.
               ----------

         1.6  "Director" means a member of the Board of Directors of the Savings
               --------
Bank.

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

         1.7 "Disability"  means a mental or physical  disability which prevents
              ----------
the Director from performing the normal duties of his or her position with the Savings Bank. The disability must have prevented the Director from performing his or her duties for at least three months, and a physician satisfactory to both the Director and the Savings Bank must certify that the Director is disabled from performing his or her normal duties with the Savings Bank thereafter.

         1.8  "Effective Date" means March 24, 1997.
               --------------

         1.9  "Participant"  means a Director  serving on or after the Effective
               -----------
Date and electing to participate in the Plan. A Director's participation in the Plan shall continue as long as he or she fulfills all the requirements for participation subject to the right of termination, amendment, and modification of the Plan set forth herein. Participation in the Plan is limited to non-employee Directors only.

         1.10 "Plan" means the Roebling Savings Bank Directors  Consultation and
               ----
Retirement Plan as set forth herein, and as may be amended from time to time by the Board.

         1.11  "Retirement  Benefit  Amount" means the benefit payable under the
                ---------------------------
Plan in accordance Section 2.4 herein.

         1.12  "Retirement  Date" means the date of  termination of service as a
                ----------------
Director following a Participant's completion of not less than twelve (12) years of service as a Director. Upon death or Disability, a Director shall be deemed to have terminated service as of such date.

         1.13  "Savings Bank" means Roebling Savings Bank, Roebling, New Jersey,
                ------------
or any successor thereto.

         1.14 "Service"  means all years of service as a Director of the Savings
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Bank and all predecessor (or successor)  entities of the Savings Bank.  Years of service as a Director need not be continuous. All years of service prior to the Effective Date shall be recognized for benefits determination.

         1.15 "Trust" shall mean any trust  agreement  entered into on behalf of
               -----
the Plan by the Savings Bank for the purpose of holding assets of the Savings Bank in order to promote the efficient administration of the Plan.


                                   ARTICLE II

                                    BENEFITS

         2.1  Retirement.  Upon a  Participant's  termination  from service as a
              ----------
Director on or after his or her Retirement Date whereby such Participant has completed not less than twelve (12) years of service, the Savings Bank shall pay to the Participant the Retirement Benefit Amount, as described and in the amount set forth at Article II, Section 2.4. Payment of such Retirement Benefit Amount shall begin on the first business day of the month immediately following a

Participant's Retirement Date or such later date as specified in the agreement contained at Schedule A hereto and approved by the Committee, but in no event prior to the date that such Participant shall have attained the minimum age of at least sixty (60). The payments will continue to be paid on the first business day of each subsequent month until all scheduled payments are made to the Participant or the Beneficiary. Except as provided at Article II, Sections 2.2, 2.3, and 2.5 herein, upon a Participant's termination from service as a Director of the Savings Bank prior to his or her Retirement Date, the Savings Bank shall have no financial obligations to the Participant under the Plan.

         2.2      Change in Control.
                  -----------------

                           (a) Benefits payable to a Participant that has terminated from service as a Director prior to the date of a Change in Control of the Savings Bank shall nevertheless remain payable thereafter without regard to such Change in Control. However, upon a Change in Control, all future benefits payable pursuant to Sections 2.1, 2.2, 2.3, and 2.5 of the Plan, shall at the election of the Participant be made in a lump sum payment equal to the present value of all future benefits payable to such Participant. The interest rate in effect for a 3 year U.S. Treasury Note on the date of the lump sum payment shall be used for purposes of calculating the present value of amounts payable in accordance with Section 2.4.
                           (b) A Participant that has not terminated from service as a Director prior to the date of Change in Control of the Savings Bank shall, as of the date of a Change in Control, be presumed to have completed not less than twenty-five (25) years of service and attained the age of not less than 60, and such Participant shall be eligible to receive the Retirement Benefit Amount set forth herein at
                  Article II, Section 2.4 immediately upon termination of service as a Director following the date of a Change in Control without regard to the actual years of service or age of such Participant, if less than that provided herein. Such Retirement Benefit Amount shall be paid at the election of the Participant in the form of a lump sum payment equal to the present value of the Retirement Benefit Amount payable under
                  Section 2.4 discounted as provided at Section 2.2(a). Payment of the lump sum amount shall be made to the Participant as soon as practicable after the Participant's termination from service following a Change in Control.

         2.3 Total and Permanent Disability. In the event of the Disability of a
             ------------------------------
Participant prior to the Retirement Date, such Participant will be paid the Retirement Benefit Amount specified at Article II, Section 2.4 based upon the presumption that such Participant shall have attained at least age 60. For purposes of benefits accrual, such Participant's years of service shall be determined based upon the date of certification of his or her Disability; provided that no benefits shall be payable hereunder if such Participant shall have completed less than twelve (12) years of service as of the date of such Disability. Payment of such benefits shall begin on the first business day of the month immediately following the Savings Bank's receipt of a certification of such Participant's Disability.

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

         2.4 Level of Benefit Payments.  A Participant who retires as a Director
             -------------------------
on or after his or her Retirement Date and who enters into an agreement with the Savings Bank to be a consulting director of the Savings Bank (in a form similar to that contained at Schedule A hereto) shall receive the Retirement Benefit Amount for a period of 84 monthly payments as follows:

                  a) The Retirement Benefit Amount shall be calculated as the Retirement Benefit Percentage specified at
                           Section 2.4(b) times the Monthly Board Fee. The Monthly Board Fee shall be calculated as the average monthly Board compensation actually paid to the Participant during the four-month period prior to the Retirement Date.

                  b) The Retirement Benefit Percentage shall be determined as follows:

                           Years of Service
                            at Retirement         Retirement Benefit Percentage
                            -------------         -----------------------------

                               Less than 12        0%
                               12 or more         50% + 2.889% for each year of
                                                  service in excess of 12 years,
                                                  not to exceed 85%.

         2.5  Death of  Participant.  Upon the  death  of a  Participant  who is
              ---------------------
receiving benefit payments under the Plan prior to his or her death, the remaining payments to be made under the Plan (if any) shall be paid to the Beneficiary, during such Beneficiary's lifetime after the Participant's death. Upon the death of a Participant who is not receiving benefit payments under the Plan prior to his or her death who as of the date of death otherwise meets the requirements of the Plan, regardless of whether he or she meets the minimum age set forth at Section 2.1, the Savings Bank shall pay to the Beneficiary the Retirement Benefit Amount set forth at Article II, Section 2.4, during such
Beneficiary's lifetime. For purposes of benefits accrual upon death, such Participant's years of service shall be determined based upon the date of death; provided that if the actual years of service is less than twelve (12) than benefits shall nevertheless be calculated based upon such Participant having completed twelve (12) years of service as of the date of such death. If a Beneficiary dies prior to receiving all payments of the Retirement Benefit Amount, then the remaining monthly payments will be paid to such Beneficiary's estate.

         2.6 Notice of  Retirement.  A director  electing to  participate in the
             ---------------------
Plan shall deliver  written notice  ("Notice") to the Board not less than thirty
(30) days prior to the actual Retirement Date that such Director elects to participate in the Plan. Such Notice, in a form similar to that contained at Schedule A hereto, shall specify the date of such retirement from the Board as a Director and the Participant's availability as a Consulting Director. A Participant who terminates service as a Director upon death, Disability, or a Change in Control shall not be required to deliver such Notice in order to be entitled to receive benefits under the Plan.

         2.7 Alternative Forms Of Benefit Payment. The Committee may at any time
             ------------------------------------
distribute the Retirement Benefit Amount with respect to all future benefits payable pursuant to Sections 2.1,

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

2.2, 2.3, and 2.5 of the Plan, in a lump sum payment equal to the present value of all future benefits payable to such Participant. The interest rate in effect for a 3 year U.S. Treasury Note on the date of the lump sum payment shall be used for purposes of calculating the present value of amounts payable in accordance with Section 2.4.

         2.8 Deferred Payment of Benefits. Notwithstanding any provisions of the
             ----------------------------
Plan to the contrary, the Retirement Benefit Amount payable upon Retirement shall not be paid to a Participant or Beneficiary prior the third anniversary of the Effective Date of the Plan, except in the case of the death or Disability of the Participant or a Change in Control of the Bank.


                                   ARTICLE III

                           INSURANCE/OTHER INVESTMENTS

         3.1 Ownership of Insurance.  The Savings Bank, in its sole  discretion,
             ----------------------
may elect to purchase one or more life insurance policies on the lives of Participants in order to provide funds to the Savings Bank to pay part or all of the benefits accrued under this Plan. All rights and incidents of ownership in any life insurance policy that the Savings Bank may purchase insuring the life of the Participant (including any right to proceeds payable thereunder) shall belong exclusively to the Savings Bank or its designated Trust, and neither the Participant, nor any beneficiary or other person claiming under or through him or her shall have any rights, title or interest in or to any such insurance policy. The Participant shall not have any power to transfer, assign, hypothecate or otherwise encumber in advance any of the benefits payable thereunder, nor shall any benefits be subject to seizure for the benefit of any debts or judgments, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. Any life insurance policy purchased pursuant hereto and any proceeds payable thereunder shall remain subject to the claims of the Savings Bank's general creditors.

         3.2  Physical  Examination.  As a condition  of  becoming or  remaining
              ---------------------
covered under this Plan, each Participant, as may be requested by the Savings Bank from time to time shall take a physical examination by a physician approved by an insurance carrier. The cost of the examination shall not be borne by the Participant. The report of such examination shall be transmitted directly from the physician to the insurance carrier designated by the Savings Bank to establish certain costs associated with obtaining insurance coverages as may be deemed necessary under this Plan. Such examination shall remain confidential among the Participant, the physician and the insurance carrier and shall not be made available to the Savings Bank in any form or manner.

         3.3 Death of  Participant.  On death of the  Participant,  the proceeds
             ---------------------
derived from such insurance policy, if any, shall be paid to the Savings Bank or its designated Trust.

                                   ARTICLE IV

                         TRUST/NON-FUNDED STATUS OF PLAN

         4.1  Trust/Non-Funded  Status of Plan.  Except  as may be  specifically
              --------------------------------
provided, nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Savings Bank and the Participant or any other person. Any funds which may be invested under the provisions of this Plan shall continue for all purposes to be a part of the general funds of the Savings Bank. No person other than the Savings Bank shall by virtue of the provisions of this Plan have any interest in such funds. The Savings Bank shall not be under any obligation to use such funds solely to provide benefits hereunder, and no representations have been made to any Participant that such funds can or will be used only to provide benefits hereunder. To the extent that any person acquires a right to receive payments from the Savings Bank under the Plan, such rights shall be no greater than the right of any unsecured general creditor of the Savings Bank.

         In order to facilitate the accumulation of funds necessary to meet the costs of the Savings Bank under this Plan (including the provision of funds necessary to pay premiums with respect to any life insurance policies purchased pursuant to Article III, and to pay benefits to the extent that the cash value and/or proceeds of any insurance policies are not adequate to make payments to a Participant or Beneficiary when such payments shall become due under the Plan), the Savings Bank may enter into a Trust Agreement. The Savings Bank, in its discretion, may elect to place any life insurance policies purchased pursuant to
Article III into a Trust. In addition, the Board may (in its sole discretion) place in said Trust such additional amounts as it deems appropriate from time to time. To the extent that the assets of said Trust and/or the proceeds of any life insurance policy purchased pursuant to Article III are not sufficient to pay benefits accrued under this Plan, such payments shall be made from the general assets of the Savings Bank.

                                    ARTICLE V

                                     VESTING

         5.1 Vesting.  All benefits  under this Plan are deemed  non-vested  and
             -------
forfeitable prior to a Participant meeting the requirements set forth at Sections 2.1, 2.2, 2.3 and 2.5 herein. All benefits payable hereunder shall be deemed 100% vested and non-forfeitable by the Participant upon his or her meeting the requirements set forth at Sections 2.1, 2.2, 2.3 or 2.5 herein. No benefits shall be deemed payable hereunder for any period prior to the time that such benefits shall be deemed 100% vested and non-forfeitable.


                                   ARTICLE VI

                                   TERMINATION

         6.1  Termination.  All the  rights  of a  Participant  shall  terminate
              -----------
immediately upon the Participant ceasing to be in the active service of the Savings Bank prior to the time that benefits payable under the Plan shall be deemed to be 100% vested and non-forfeitable in accordance with

Article V. A leave of absence approved by the Board shall not constitute a cessation of service within the meaning of this Section 5.1.


                                   ARTICLE VII

                               GENERAL PROVISIONS

         7.1 Other  Benefits.  Nothing in this Plan shall  diminish  or impair a
             ---------------
Participant's eligibility, participation or benefit entitlement under any other benefit, insurance or compensation plan or agreement of the Savings Bank now or hereinafter in effect.

         7.2 No Effect on Employment  or Service.  This Plan shall not be deemed
             -----------------------------------
to give any Participant or other person in the employ or service of the Savings Bank any right to be retained in the employment or service of the Savings Bank, or to interfere with the right of the Savings Bank to terminate any Participant or such other person at any time and to treat him or her without regard to the effect which such treatment might have upon him or her as a Participant in this Plan.

         7.3 Legally Binding. The rights,  privileges,  benefits and obligations
             ---------------
under this Plan are intended to be legal obligations of the Savings Bank and binding upon the Savings Bank, its successors and assigns.

         7.4  Modification.  The  Savings  Bank,  by  action  of  the  Board  of
              ------------
Directors, reserves the exclusive right to amend, modify, or terminate this Plan. Any such termination, modification or amendment shall not terminate or diminish any rights or benefits accrued by any Participant prior thereto without regard to whether such rights or benefits shall be deemed vested as of such date. The Savings Bank shall give thirty (30) days notice in writing to any Participant prior to the effective date of any amendment, modification or termination of this Plan.

         7.5 Arbitration. Any controversy or claim arising out of or relating to
             -----------
the Plan or the breach thereof shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, with such arbitration hearing to be held at the offices of the American Arbitration Association ("AAA") nearest to the home office of the Savings Bank, unless otherwise mutually agreed to by the Participant and the Savings Bank, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

         7.6  Limitation.  No rights of any  Participant  are  assignable by any
              ----------
Participant  or  Beneficiary,  in whole  or in  part,  either  by  voluntary  or involuntary act or by operation of law. The rights of a Participant or Beneficiary hereunder are not subject to anticipation, alienation, sale, transfer, assignment, pledge, hypothecation, encumbrance or garnishment by creditors of the Participant or Beneficiary. Further, a Participant's rights under the Plan are not subject to the debts, contracts, liabilities, engagements, or torts of any Participant. No Participant or Beneficiary shall have any right under this Plan or right against any assets held or acquired pursuant thereto other than the rights of a general, unsecured creditor of the Savings Bank pursuant to the unsecured promise of the Savings Bank to pay the benefits accrued hereunder in accordance with the terms of this Plan. The Savings Bank has no obligation under this Plan to fund or otherwise secure its obligations to render payments hereunder to a Participant or Beneficiary. No Participant or Beneficiary shall have any discretion in the use, disposition, or investment of any asset acquired or set aside by the Savings Bank to provide benefits under this Plan.

         7.7 ERISA and IRC  Disclaimer.  It is intended that the Plan be neither
             -------------------------
an "employee welfare benefit plan" nor an "employee pension benefit plan" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Further, it is intended that the Plan will not cause the interest of a Participant under the Plan to be includable in the gross income of such Participant prior to the actual receipt of a payment under the Plan for purposes of the Internal Revenue Code of 1986, as amended ("IRC").

         7.8      Regulatory Matters.
                  ------------------

         (a) The Participant or Beneficiary shall have no right to receive compensation or other benefits in accordance with the Plan for any period after termination of service for Just Cause. Termination for "Just Cause" shall include termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the Plan.

         (b) Notwithstanding anything herein to the contrary, any payments made to a Participant or Beneficiary pursuant to the Plan shall be subject to and conditioned upon compliance with 12 USC ss.1828(k) and any regulations promulgated thereunder.

         7.9  Incompetency.  If the  Savings  Bank shall find that any person to
              ------------
whom any payment is payable under the Plan is deemed unable to care for his or her personal affairs because of illness or accident, any payment due (unless a prior claim therefor shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Savings Bank to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Board may determine in its sole discretion. Any such payments shall constitute a complete discharge of the liabilities of the Savings Bank under the Plan.

         7.10 Construction. The Committee shall have full power and authority to
              ------------
interpret, construe and administer this Plan and the Committee's interpretations and construction thereof, and actions thereunder, shall be binding and conclusive on all persons for all purposes. Directors of the Savings Bank shall not be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own willful, gross misconduct or lack of good faith.

         7.11  Plan  Administration.   The  Board  shall  administer  the  Plan;
               --------------------
provided, however, that the Board may appoint an administrative committee (i.e., the Committee) to provide administrative services or perform duties required by this Plan. The Committee shall have only the authority granted to it by the Board.

         7.12 Governing Law. This Plan shall be construed in accordance with and
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governed by the laws of the State of New Jersey ("State"),  except to the extent that federal law shall be deemed to apply.

         7.13 Successors  and  Assigns.  The  Plan  shall be  binding  upon  any
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successor or successors of the Savings Bank,  and unless  clearly  inapplicable, reference herein to the Savings Bank shall be deemed to include any successor or successors of the Savings Bank.

         7.14 Sole Agreement.  The Plan expresses,  embodies, and supersedes all
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previous agreements,  understandings,  and commitments, whether written or oral, between the Savings Bank and any Participants hereto with respect to the subject matter hereof.

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